UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2014

INTERNATIONAL GAME TECHNOLOGY

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-10684	88-0173041
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6355 South Buffalo Drive

Las Vegas, Nevada 89113

(Address of Principal Executive Offices)
(Zip Code)

(702) 669-7777

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                   Submission of Matters to a Vote of Security Holders.

On March 10, 2014, the independent inspector of elections for the 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”) of International Game Technology (the “Company”) delivered its final tabulation of voting results for each of the matters submitted to a vote at the 2014 Annual Meeting, certifying the voting results set forth below.

Proposal 1.        Election of Directors

The Company’s stockholders elected the following nominees to serve a one-year term on the Board of Directors of the Company (the “Board”): Paget L. Alves, Eric F. Brown, Janice D. Chaffin, Greg Creed, Patti S. Hart, Robert J. Miller, Vincent L. Sadusky, Philip G. Satre and Tracey D. Weber.  The complete final tabulation of voting results for the election of directors is set forth below.

Board of Directors Nominees

Nominee	Votes For	Votes Against	Abstentions	Broker Non- Votes
Paget L. Alves	181,912,067	2,741,212	491,063	33,874,664
Eric F. Brown	180,636,793	4,124,274	383,275	33,874,664
Janice D. Chaffin	181,902,008	2,752,160	490,174	33,874,664
Greg Creed	182,098,256	2,559,449	486,637	33,874,664
Patti S. Hart	181,019,619	3,630,207	494,516	33,874,664
Robert J. Miller	179,911,047	4,861,046	372,249	33,874,664
Vincent L. Sadusky	178,291,032	6,360,041	493,269	33,874,664
Philip G. Satre	182,156,543	2,541,689	446,110	33,874,664
Tracey D. Weber	181,303,094	3,460,144	381,104	33,874,664

Proposal 2.        Advisory Vote on Executive Compensation

Proposal 2 was a management proposal to hold an advisory vote on the compensation of the Company’s named executive officers.  According to the final tabulation of voting results, this proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
178,314,198	5,272,511	1,557,633	33,874,664

Proposal 3.        Ratification of Independent Registered Public Accounting Firm

Proposal 3 was a management proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014.  According to the final tabulation of voting results, this proposal was approved.

Votes For	Votes Against	Abstentions
214,155,260	3,584,610	1,279,136

Proposal 4.        Stockholder Proposal

Proposal 4 was a stockholder proposal requesting that the Board adopt a “proxy access” bylaw with conforming amendments to related bylaws   According to the final tabulation of voting results, this proposal was approved.

Votes For	Votes Against	Abstentions	Broker Non-Votes
106,646,515	77,945,288	552,539	33,874,664

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL GAME TECHNOLOGY

Date: March 13, 2014	By:	/s/ Paul C. Gracey, Jr.
Paul C. Gracey, Jr.
General Counsel and Secretary